                            SCHEDULE 14A INFORMATION

               CONSENT STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to sec. 240.14a-12

                                 EXEGENICS INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     BRUCE MEYERS, THE M AND B WEISS FAMILY
         LIMITED PARTNERSHIP OF 1996, MELVYN I. WEISS AND MICHAEL STONE
                  (NAME OF PERSON(S) FILING CONSENT STATEMENT,
                          IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1) Title of each class of securities to which Offer and a subsequent merger applies:

                ________________________________________________

(2) Aggregate number of securities to which Offer and a subsequent merger applies:

                ________________________________________________

(3) Per unit price or other underlying value of Offer and a subsequent merger computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                ________________________________________________

(4) Proposed maximum aggregate value of Offer and a subsequent merger:

                ________________________________________________

(5) Total fee paid:

                ________________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

                ________________________________________________

(2) Form, Schedule or Registration Statement No.:

                ________________________________________________

(3) Filing Party:

                ________________________________________________

(4) Date Filed:

                ________________________________________________

                    PRELIMINARY COPY -- SUBJECT TO COMPLETION

       A DEFINITIVE CONSENT STATEMENT WILL BE FILED FOLLOWING SEC REVIEW.

                        NOTICE OF CONSENT SOLICITATION BY
                     BRUCE MEYERS, THE M AND B WEISS FAMILY
         LIMITED PARTNERSHIP OF 1996, MELVYN I. WEISS AND MICHAEL STONE

To the Stockholders of eXegenics Inc.:

     Bruce Meyers, The M and B Weiss Family Limited Partnership of 1996, Melvyn
I. Weiss and Michael Stone are hereby soliciting all of eXegenics' stockholders to consent to:

     o    the removal of all the members of the Company's board of directors;
          and

     o the election of five new directors to serve as members of the Company's board of directors (the "Nominees").

     We are soliciting your consent to these actions because we believe that the Company's directors and officers have failed to act in the best interest of the Company's stockholders. Rather, they have allowed the Company's resources to become depleted while the Company's executive officers were paid high salaries and the Company's Chief Executive Officer was awarded large bonuses despite the Company's failure to produce worthwhile results. During fiscal 2002, the Company paid its directors $1,000 a month, plus $1,000 for each Board meeting they attended and $750 for each committee meeting they attended. Although the Company had little revenue and no income, it had three permanent committees, and one ad hoc committee. The Company's directors also received options to purchase the Company's common stock. Furthermore, during fiscal 2002, the Board paid Easton Associates L.L.C., whose chairman is Robert Easton, $62,500 and Gary Frashier $67,500 in consulting fees. Both Messrs. Easton and Frashier were on the Company's Board and on its compensation committee when the payments were made. We believe that, unlike the current directors, if elected, the Nominees will act in the best interest of the Company's Stockholders.

     Like many of you, we have seen the value of our investments in eXegenics' decline. On March 21, 2001, when Ronald L. Goode became the Company's President and Chief Executive Officer and was elected to the Company's Board of Directors, the Company's common stock closed at $3.94 per share, and the Company reported that as of March 31, 2001, it had approximately $34,000,000 in cash and cash equivalents and revenues of $333,000 for the three months ended March 31, 2001. As of June 30, 2003, the Company reported that it had $14,037,000 in cash and cash equivalents and investments, and did not have any revenues for the three months ended June 30, 2003. On August 19, 2003, the Company's common stock closed at $0.54 per share. At one point, the Company was focused on acquiring drug candidates that could be successfully developed and marketed as pharmaceutical products to fight human diseases. However, it has failed to create or acquire any commercially viable drug candidates.

     Meanwhile, Dr. Goode's annual salary has increased from $245,512 when he began with the Company to $405,000 as of January of this year. The Company's Board also awarded Dr. Goode a bonus of $105,000 because, according to the Report of Company's Compensation Committee, a copy of which is contained in the Company's Proxy Statement filed with the Securities and Exchange Commission on
May 19, 2003, he "has managed the Company exceptionally well...." Additionally, in March 2003, during this period of significant reduction in the Company's operations, the Company hired a Chief Financial Officer at an annual salary of $235,000.

     Although the Company has spent a lot of money, it has never achieved what we would consider to be positive results. An example of this is the terminated merger with Innovative Drug Delivery Systems, Inc. ("IDDS"). On September 19, 2002, the Company announced that it had entered into a merger agreement with IDDS. At the time Dr. Goode stated that the "merger of eXegenics and IDDS allows us to fulfill our joint goal of moving rapidly towards the commercialization of pharmaceuticals that address important medical needs."(1) However, only a few months later, in November, 2002, the Company and IDDS entered into a Termination Agreement, pursuant to which the Merger Agreement was terminated. In connection with the terminated merger, the Company recognized approximately $2,000,000 in expenses, which included $496,000 in legal fees, $304,000 in fees to a financial advisor, a $500,000 termination fee which it paid to IDDS and a $500,000 expense related to establishing a reserve account for a $500,000 note that the Company received from IDDS. In our opinion, the failed IDDS merger unnecessarily wasted the Company's resources and demonstrates that the Company has been mismanaged.

     On May 15, 2003, The M and B Weiss Family Limited Partnership of 1996 filed a lawsuit in the Delaware Court of Chancery, as a class action on behalf of all other similarly situated stockholders of the Company against the Company (as a nominal defendant) and its directors Joseph M. Davie, Ronald L. Goode and Walter
M. Lovenberg and as a derivative action on behalf of the Company against the directors. The complaint alleges, among other things, that the defendants have mismanaged the Company, have made unwarranted and wasteful loans and payments to certain directors and third parties, have disseminated a materially false and misleading proxy statement in connection with the 2003 annual meeting of the Company's stockholders, have wasted the Company's assets by paying high salaries and/or excessive bonuses to its executive officers and have breached their fiduciary duties to the Company and its stockholders. The complaint seeks, among other things, a court order mandating that the defendants cooperate with parties proposing bona fide transactions to maximize stockholder value, make corrective disclosures with respect to the proxy statement for the 2003 annual meeting, and account to the Company and plaintiffs for damages suffered as a result of the actions alleged in the complaint. The plaintiffs are, in addition, seeking an award of costs and attorneys' fees and expenses. On June 9, 2003, the defendants filed a joint motion with the Delaware Court of Chancery to dismiss the complaint for failure to state a claim and for failure to make the statutorily required demand on the Company to assert the subject claims. In prior

----------
(1) Statement of Ronald Goode contained in a press release issued by the Company and IDDS on September 20, 2002.

discussions with the Company and its board of directors, the plaintiffs have proposed the settlement of the claims in exchange for the resignations of the Company's board of directors and officers, appointment of two of the plaintiffs' nominees to the Company's board of directors, the holding of a special meeting of the Company's shareholders to elect a new board of directors with a slate of directors suggested by plaintiffs and the payment by the Company of an aggregate of $500,000 to Dr. Goode and Mr. Riggs in settlement of all their claims against the Company.

     On May 29, 2003, Foundation Growth Investments, LLC ("Foundation Growth"), through its wholly-owned subsidiary, El Acquisition Inc., commenced a tender offer all of the outstanding shares of the Company's common stock and all of the outstanding shares of the Company's shares of Series A Convertible Preferred Stock at a price of $0.40 per share (the "Offer"). The Company's board has rejected the Offer. On June 18, 2003, Foundation Growth also filed a preliminary Consent Statement with the Securities and Exchange Commission. The Consent Statement seeks consents of the Company's stockholders to, among other things, remove all of the Company's directors and appoint a new slate of directors. In June, 2003, Foundation Growth reduced the Offer to $0.37 per share and extended the time to tender. On July, 31, 2003, Foundation Growth increased the Offer to $0.51 per share. On August 22, 2003, Foundation increased the Offer to $0.60 per share. We believe the Offer is still inadequate given the Company's book value as of March 31, 2003 was $0.96 per share. As such, the Company's stockholders should not tender their shares and should not respond to Foundation's consent solicitation.

     On July, 16, 2003, the Company and AVI Biopharma, Inc. ("AVI") entered into an Agreement and Plan of Merger, pursuant to which AVI would acquire the Company. AVI, since its inception in 1980, has devoted its resources to research and development, has been unprofitable, has no material revenues and does not anticipate becoming profitable in the foreseeable future. For the year ended December 31, 2003, AVI had a net loss of $1.14 per share. As of June 30, 2003, AVI had an accumulated deficit of approximately $123,494,000, According to AVI's 10-Q for the period ended June 30, 2003, AVI's "ability to achieve a profitable level of operations in the future will depend in large part on its completing product development of its cancer vaccine, antisense and/or drug delivery products, obtaining regulatory approvals for such products and bringing these products to market. During the period required to develop these products, the Company will require substantial financing."

     In connection with the Merger, on July 25, 2003, AVI, through a wholly owned subsidiary, commenced a tender offer of the Company's outstanding common and preferred stock. We believe the consideration offered to the Company's shareholders, 0.123 of a share of AVI's common stock for each share of the Company's common stock and 0.185 of a share of AVI's common stock for each share of the Company's Series A Convertible Preferred, is inadequate. Consummation of the merger would result in the Company's shareholders receiving shares of common stock of a highly speculative company at a de minimus premium, if any, over the current trading price of the Company's stock. Consummation of the proposed merger could also potentially result in the extinguishment of the derivative claims against the Company's directors alleged in the lawsuit brought by The M and B Weiss Family Limited Partnership of 1996. If the merger with AVI is completed, Dr. Goode will be paid $607,500 paid in 18 installments, and the Company's Chief Financial Officer will be paid $235,000 over 12 months. While the AVI merger may be in the best interest of the Company's directors and officers, it is clearly not in the best interests of the Company's stockholders and, therefore, the Company's stockholders should not tender their stock in the Company.

     YOU MAY WITHDRAW ANY SHARES YOU HAVE TENDERED AT ANY TIME BEFORE AVI ACCEPTS THE SHARES FOR EXCHANGE IN THE EXCHANGE OFFER BY FAXING OR SENDING A NOTICE OF WITHDRAWAL TO MELLON INVESTOR SERVICES LLC 85 CHALLENGER ROAD 2ND FLOOR RIDGEFIELD, NEW JERSEY 07660, (866) 323-8164 PHONE, (201) 373-5387 FAX.
THE NOTICE OF WITHDRAWAL MUST SPECIFY YOUR NAME, THE NUMBER OF SHARES TO BE WITHDRAWN AND THE NAME IN WHICH THE CERTIFICATE ARE REGISTERED, IF DIFFERENT FROM YOUR NAME. IF YOU HAVE DELIVERED TO AVI'S EXCHANGE AGENT CERTIFICATES FOR SHARES TO BE WITHDRAWN, YOU MUST ALSO INDICATE THE SERIAL NUMBER SHOWN ON THE PARTICULAR CERTIFICATES EVIDENCING THE SHARES TO BE WITHDRAWN.

     The results of our request for consent will be communicated to you by the issuance of a press release. Additionally, in accordance with applicable law, prompt notice of the results will be provided to stockholders who have not executed consents.

     Please consent with respect to all shares for which you were entitled to give consent as of the ______ ___, 2003 record date, as set forth on your WHITE consent card, in favor of the Nominees as described in the accompanying consent statement.

New York, New York                 Very truly yours,
____________, 2003

                                   Bruce Meyers,
                                   The M and B Weiss Family
                                   Limited Partnership of 1996, Melvyn I. Weiss and Michael Stone

                                    IMPORTANT
                           PLEASE READ THIS CAREFULLY

     1. If you hold your shares in your own name, please sign, date and mail the enclosed WHITE consent card to Bruce Meyers, Meyers Associates L.P., 45 Broadway, 2nd Floor, New York, New York 10006 in the postage-paid envelope provided.

     2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can execute a consent representing your shares and only on receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a WHITE consent card to be signed representing your shares. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to us in care of Bruce Meyers so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

     If you have any questions or require any assistance in executing your consent, please call:

                                  Bruce Meyers
                             Meyers Associates, L.P.
                             45 Broadway, 2nd Floor
                            New York, New York 10006
                                  212-742-4334

                    PRELIMINARY COPY -- SUBJECT TO COMPLETION
                                AUGUST 27, 2003

                  A DEFINITIVE CONSENT STATEMENT WILL BE FILED
                              FOLLOWING SEC REVIEW.

                                CONSENT STATEMENT
                                       OF
                                  BRUCE MEYERS,
              THE M AND B WEISS FAMILY limited PARTNERSHIP OF 1996,
                        MELVYN I. WEISS AND MICHAEL STONE

     Bruce Meyers, The M and B Weiss Family Limited Partnership of 1996, Melvyn
I. Weiss and Michael Stone, ("we" or "our") are furnishing this consent statement in connection with their solicitation of written consents from the holders of common stock, par value $0.01 per share, and Series A Convertible Preferred Stock, par value $0.01 per share (collectively, the "Shares"), of eXegenics Inc., a Delaware corporation (the "Company"), to take the following actions without a stockholders' meeting in accordance with Delaware law to:

     o    remove all of the members of the board of directors of the Company;
          and

     o elect Robert A. Baron, Robert S. Benou, John J. Huntz, Jr., John A. Paganelli and David L. Spencer, M.D. (the "Nominees") to serve as all the members of the board of directors of the Company.

     WE ARE MAKING THIS SOLICITATION AND NOT THE COMPANY AND ARE ASKING THE STOCKHOLDERS OF THE COMPANY TO EXPRESS THEIR CONSENT TO THE PROPOSALS ON THE ACCOMPANYING WHITE CONSENT CARD.

     The Company must receive properly completed and duly delivered unrevoked written consents to this proposal from the holder of record as of the close of business on __________, the record date for this consent solicitation of a majority of the outstanding shares then outstanding to approve the proposal to remove the Company's directors and elect the Nominees. See "Consent Procedure." Abstentions and non-votes will be counted as a vote against the Proposals.

     This consent statement and the related WHITE consent card are first being sent or given on or about _______ ___, 2003 to all holders of record of Shares on the record date for this consent solicitation.

                                VOTING SECURITIES

     The common stock, par value $0.01 per share, and the Series A Convertible Preferred Stock, par value $0.01 per share, of the Company constitute the voting securities of the Company. The Series A Convertible Preferred Stock is convertible share-for-share into the common stock of the Company. Only holders of the Company's common stock and Series A

Convertible Preferred Stock are entitled to execute consents. The Company's 14F-1, which was filed with the Securities and Exchange Commission on July 25, 2003, states that as of July 17, 2003 there were 16,184,486 shares of the Company's common stock issued and outstanding and 910,857 shares of Series A Preferred Stock were issued and outstanding. Cumulative voting is not permitted.

                                APPRAISAL RIGHTS

     The Company's stockholders are not entitled to appraisal rights in connection with the Proposals.

     ADOPTION OF THE PROPOSALS IS REQUIRED TO REPLACE THE COMPANY'S CURRENT BOARD OF DIRECTORS. ACCORDINGLY, WE URGE YOU TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED WHITE CONSENT CARD. IF ELECTED, THE NOMINEES WOULD COMPRISE THE ENTIRE BOARD.

                                 PROPOSAL NO. 1
                              REMOVAL OF DIRECTORS

     We are seeking stockholder consents without a meeting to immediately remove each member of the Company's existing Board.

     We believe that the current members of the Board have not acted in the best interest of the Company's stockholders. Rather, the Board has increased
Mr. Goode's salary and awarded him bonuses at time when the Company's revenues and stock price continued to decline. Today, the Company's operations have all but ceased. Additionally, during 2002, the Company paid consulting fees to Gary E. Frashier and Easton Associates LLC a company chaired by Robert Easton. Both Mr. Easton and Mr. Frashier were on the Company's Board when these fees were paid.

     WE URGE YOU TO CONSENT TO THE REMOVAL OF ALL OF THE COMPANY'S DIRECTORS.

                                 PROPOSAL NO. 2
                              ELECTION OF NOMINEES

     This Proposal includes the election to the Company's board of directors of the five Nominees named below, each of whom has consented to being named as a Nominee and to serve as a director, if elected. If elected, the Nominees will serve until the next annual meeting of the Company's stockholders, and until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal.

     Each director of the Company has an obligation under Delaware law to discharge his duties as a director on an informed basis, in good faith and in a manner the director honestly believes to be in the best interests of the Company.

     Set forth below is the name, present principal occupation or employment and material occupations, positions, offices or employment for the past five years of each Nominee.

          NAME AND BUSINESS ADDRESS                                    AGE
          -------------------------                                    ---
          Robert A. Baron                                               63
          2401 Ingleside Avenue, Ste, 1D
          Cincinnati, OH 45206

          Robert Benou                                                  68
          Conolog Corporation
          5 Columbia Road
          Somerville, NJ 08876

          John J. Huntz, Jr.                                            52
          Fuqua Ventures, LLC
          1201 W. Peachtree Street
          Suite 5000
          Atlanta, GA 30309

          John A. Paganelli                                             68
          1250 Pittsford-Victor Road
          Building 200, Suite 280
          Pittsford, NY 14534

          David Lee Spencer, M.D.                                       59
          565 Chatham Road
          Glenview, IL 60025

     Robert A. Baron has been the President of Cash City, Inc. since 1999. Cash City is a payday advance and check cashing business. From 1997 to 1999 Mr. Baron was the President of East Coast Operations for CSS/TSC, Inc., a distributor of blank t-shirts and fleece and accessories and a subsidiary of Tultex, Inc., a publicly held company. From 1986 to 1997, Mr. Baron was the chairman of T-Shirt City, Inc., a privately held company. From 1993 to 1997, Mr. Baron was a member of the Board of Directors of Suburban Bank Corp. When Mr. Baron was on Suburban's board, its common stock was traded on Nasdaq. Mr. Baron has a B.S. in Business from Ohio State University.

     Robert S. Benou has been a director of Conolog Corporation, a publicly held company that provides engineering technical personnel placement and manufactures a line of digital signal processing systems, since 1968 and served as its President from 1968 until May 2001 when he was elected Conolog's Chairman and Chief Executive Officer. Mr. Benou has also been a member of the Board of Directors of Diversified Security Solutions, Inc., since June, 2001. Diversified Security Solutions, Inc. is a publicly held company that is a single-source/turn-key provider of technology-based security solutions for medium and large companies and government agencies. Mr. Benou is also a member of Diversified Security Solutions' audit committee. Mr. Benou is a graduate of Victoria College and holds a BS degree from Kingston

College, England and a BSEE from Newark College of Engineering, in addition to industrial management courses at Newark College of Engineering.

     John J. Huntz., Jr. has been the Managing Director of Fuqua Ventures since 1998. As Managing Director, Mr. Huntz develops and manages a portfolio of investments. From 1992 until 1997, Mr. Huntz served as Executive Vice President and Chief Operating officer of Fuqua Enterprises, Inc., a public company whose common stock is traded on the New York Stock Exchange. Mr. Huntz has also served as Director of Capital Resources for Arthur Young & Company. Mr. Huntz currently serves on the Board of Directors of the National Venture Capital Association; Manhattan Associates, GMP Companies, Proficient Systems and Pythagoras Participations. He is also on the Securities and Exchange Commission's Executive Committee on Small Business Capital Formation. Mr. Huntz received a BBA from Niagara University and a MBA from Sacred Heart University.

     John A. Paganelli was President and Chief Executive Officer of Transamerica Life Insurance Company of New York from 1992 to 1997. Since 1987, Mr. Paganelli has been a partner in RFG Associates, a financial planning organization. Mr. Paganelli is the Manager of Pharos Systems Partners, LLC, a company formed to raise capital to purchase the controlling interest in Pharos Systems International, a software development company. Mr. Paganelli is Chairman of the Board of Pharos Systems International. He was Vice President and Executive Vice President of PEG Capital Management, an investment advisory organization, from 1987 until 2000. From 1980 to the present, Mr. Paganelli has been an officer and director-shareholder of Mike Barnard Chevrolet, Inc., an automobile dealership. Mr. Paganelli has been on the Board of Directors of Mid Atlantic Medical Services, Inc. since 1999. Mid Atlantic is listed on the New York Stock Exchange and through its wholly-owned subsidiaries is in the business of selling various forms of health insurance. Mr. Paganelli is also on the Board of Directors of Mid Atlantic's subsidiary, MAMSI Life and Healthy Insurance Company. Mr. Paganelli holds an A.B. from Virginia Military Institute.

     David Lee Spencer, M.D. has been an orthopedic surgeon since 1977. Dr. Spencer has been a Clinical Associate in orthopedic surgery at the University of Illinois since 1999. Dr. Spencer is also an attending surgeon at the University of Illinois Hospital Medical Center and Lutheran General Hospital. Dr. Spencer received his B.A. and M.D. degrees from the University of Iowa.

     WE URGE YOU TO CONSENT TO THE ELECTION OF EACH OF THE NOMINEES.

                             PRINCIPAL STOCK HOLDERS

     The following information was derived solely from a review of public filings made with the Securities and Exchange Commission, except for the information for Bruce Meyers. Unless otherwise indicated, the following table sets forth certain information as of July 17, 2003 with respect to ownership of the outstanding common stock of the Company by (i) all persons known to the Company to own beneficially more than 5% of the outstanding common or preferred stock of the Company, including their addresses, (ii) each director and executive officer of the

Company and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, each person in the table has sole voting power and investment power of the shares listed as owned by such person.

                                         Common Stock       Series A. Preferred Stock
                                   ----------------------   -------------------------    Percent of all
Name and Address of Beneficial       Number    Percent of      Number    Percent of       Outstanding
Owner (1)                                       Class (2)                 Class (3)     Securities (4)
--------------------------------   ---------   ----------    ---------   -----------    ---------------
Bruce Meyers (5)                   1,339,983      8.06%        35,433       3.89%             7.8%
Joseph M. Davie, Ph.D. (6)            50,000         *             --         --                *
Robert J. Easton (7)                 125,000         *             --         --                *
Ronald L. Goode, Ph.D. (8)           745,030      4.43%            --         --             4.36%
Walter M. Lovenberg, Ph.D. (9)       209,500      1.28%            --         --             1.23%
David E. Riggs (10)                   82,200         *             --         --                *
Arthur P. Bollon, Ph.D. (11)         757,900      4.52%            --         --             4.43%
Joan H. Gillett (12)                  61,000         *             --         --                *
Robert J. Rousseau, Ph.D. (13)         1,000         *             --         --                *
Directors and executive officers
   as a group (8 persons) (14)     2,031,630     11.34%                                     11.88%

*    Less than 1%.

(1) Except as otherwise indicated, the address of each beneficial owner is c/o eXegenics Inc., 2110 Research Row, Dallas, Texas 75235.

(2) Calculated on the basis of 16,184,486 shares of common stock outstanding as of July 17, 2003, except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the percentage of beneficial ownership of securities of the holder of such options or warrants. This calculation excludes shares of common stock issuable upon the conversion of Preferred Stock.

(3)  Calculated on the basis of 910,857 shares of Preferred Stock outstanding.

(4) Calculated on the basis of an aggregate of 16,184,486 shares of common stock and 910,857 shares of the Preferred Stock outstanding as of July 17, 2003, except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the percentage of beneficial ownership of securities of the holder of such options or warrants.

(5) Mr. Meyers' address is c/o Meyers Associates, L.P., 45 Broadway, New York, New York 10004. The amount shown for Mr. Meyers is as of August 20, 2003 and includes: 859,645 shares owned by Mr. Meyers; 4,740 shares owned by the Bruce Meyers Keogh; 33,800 shares of the Company's common stock owned by the Joseph Rita and Bruce Meyers Foundation for Life Inc. (Mr. Meyers is the Chairman of the Board of the Joseph Rita and Bruce Meyers Foundation for Life), 35,433 shares of the Company's common stock issuable upon the conversion of 35,433 shares of preferred stock owned by Bruce Meyers; and the following securities owned by Meyers Associates L.P. of which Mr. Meyers, is an executive officer, the sole shareholder and director of the general partner of Meyers Associates, L.P.; 156,365 shares of common stock, and 250,000 shares of common stock issuable upon the exercise of currently exercisable five-year warrants issued in 2002 to Meyers Associates L.P. A portion of the shares beneficially owned by Mr. Meyers were obtained for services provided by Meyers Associates, L.P. a registered broker dealer. The services provided by Meyers Associates, L.P. included acting as financial advisor, placement agent and/or underwriter to the Company. The percent of the class of common stock of the Company owned by Mr. Meyers is Based on the Company's having 16,469,919 shares of common stock outstanding, which assumes the conversion of 35,433 shares of the Company's preferred stock, owned by Bruce Meyers, into 35,433 shares of the Company's common stock and the conversion of currently exercisable warrants issued to Meyers Associates LP into 250,000 shares of the Company's common stock.

(6) Ownership consists of options to purchase 50,000 shares of common stock currently exercisable.

(7) Ownership consists of options to purchase 125,000 shares of common stock currently exercisable.

(8) Ownership consists of 111,700 shares of common stock and options to purchase 633,330 shares of common stock that are currently exercisable or exercisable within 60 days of July 17, 2003. Does not include options to purchase 66,670 shares of common stock not exercisable within 60 days of July 17, 2003.

(9) Ownership consists of 4,500 shares of common stock and options to purchase 205,000 shares of common stock currently exercisable or exercisable within 60 days of July 17, 2003. Does not include options to purchase 31,500 shares of common stock not exercisable within 60 days of July 17, 2003.

(10) Ownership consists of 7,200 shares of common stock and options to purchase 75,000 shares of common stock currently exercisable or exercisable within 60 days of July 17, 2003. Does not include options to purchase 150,000 shares of common stock not exercisable within 60 days of July 17, 2003.

(11) Ownership consists of 167,900 shares of common stock and options to purchase 590,000 shares of common stock currently exercisable or exercisable within 60 days of July 17, 2003.

(12) Ownership consists of 1,000 shares of common stock and options to purchase shares of 60,000 shares of common stock currently exercisable or exercisable within 60 days of July 17, 2003.

(13) Ownership consists of 1,000 shares of common stock and all options to purchase shares of common stock have expired.

(14) Ownership consists of 293,300 shares of common stock and options to purchase an aggregate of 1,738,330 shares of common stock, which are currently exercisable or exercisable within 60 days of July 17, 2003. Does not include options to purchase 248,170 shares of common stock not exercisable within 60 days of July 17, 2003.

                  SHARES HELD BY PARTICIPANTS AND THE NOMINEES

     The following table sets forth, as of August 20, 2003 certain information regarding beneficial ownership of the Company's common and preferred stock by the persons who are soliciting your consent and the Nominees, Robert A. Baron, Robert Benou, John J. Huntz, Jr., John A. Paganelli and David Lee Spencer, M.D. Unless otherwise noted, the nature of the beneficial ownership is common stock.

Name, Address and Title of     Amount and Nature of   Percent of Class of   Percent of Class A
Beneficial Owner               Beneficial Ownership    Common Stock (a)     Preferred Stock (b)

Bruce Meyers (c)                    1,339,983                8.1% (d)               3.9%
M and B Weiss Family Limited            4,400                  *                    0.0%
Partnership of 1996 (e)
Melvyn I. Weiss                       602,850 (f)            3.7%                   0.0%
Michael Stone                         269,257                1.7%                   0.0%
Robert A. Baron                        44,800                  *                    0.0%
Robert Benou                                0                0.0%                   0.0%
John Huntz, Jr.                             0                0.0%                   0.0%
John A. Paganelli                           0                0.0%                   0.0%
David Lee Spencer, M.D.               774,100                4.8%                   0.0%

*    Less than 1%.

(a) Calculated on the basis of 16,184,486 shares of common stock outstanding as of July 17, 2003, except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the percentage of beneficial ownership of securities of the holder of such options or warrants.

(b)  Calculated on the basis of 910,857 shares of Preferred Stock outstanding.

(c) For the details of Mr. Meyers holdings, please see the footnotes to the Principal Stockholders table.

(d) Based on 16,469,919 shares of the Company's common stock being issued and outstanding, which assumes the conversion of 35,433 shares of the Company's preferred stock, owned by Bruce Meyers, into 35,433 shares of the Company's common stock and the conversion of currently exercisable warrants issued to Meyers Associates L.P. into 250,000 shares of the Company's common stock.

(e) Melvyn and Barbara Weiss are the general partners of The M and B Weiss Family Limited Partnership of 1996.

(f) This includes 4,400 shares of the Company's common stock owned by The M and B Weiss Family Limited Partnership of 1996 and 20,000 shares of the Company's common stock owned by the M and B Weiss Family Foundation, Inc. (the "Foundation"). Mr. Weiss' wife and children are also officers of the Foundation and members of its board.

                          INFORMATION ON BRUCE MEYERS,
              THE M AND B WEISS FAMILY LIMITED PARTNERSHIP OF 1996,
                      MELVYN I. WEISS AND MICHAEL STONE(2)

     Bruce Meyers is the sole stockholder, officer and director of the corporate general partner of Meyers Associates, L.P. Bruce Meyers' principal occupation is that of a registered representative. Mr. Meyers' business address is Meyers Associates, L.P., 45 Broadway, New York, New York 10006.

     The M and B Weiss Family Limited Partnership of 1996 is a Delaware limited partnership. The General Partner of the Limited Partnership are Melvyn I. Weiss and Barbara Weiss. The address for The M and B Weiss Family Limited Partnership of 1996 is c/o Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York, New York 10119.

----------
(2) Except as disclosed in this Consent Statement, neither Bruce Meyers, The
M and B Weiss Family Limited Partnership of 1996, Melvyn I. Weiss, nor Michael Stone is, or was within the past year, party to any contract, arrangement or understandings with any person with respect to any securities of the Company, including but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loans or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

     Please see Annex I for the purchases and sales of the Company's stock by Bruce Meyers, The M and B Weiss Family Limited Partnership of 1996, Melvyn I. Weiss and Michael Stone.

     Melvyn I. Weiss is an attorney and senior partner of Milberg Weiss Bershad Hynes & Lerach LLP ("Milberg Weiss"). Milberg Weiss represents The M and B Weiss Family Limited Partnership of 1996 in connection with its lawsuit against the Company (as a nominal defendant) and Ronald L. Goode, Joseph M. Davie and
Walter Lovenberg. Milbery Weiss also represents Bruce Meyers, The M and B
Weiss Family Limited Partnership of 1996, Melvyn I. Weiss and Michael Stone in connection with this consent solicitation. Mr. Weiss' business address is Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York,
New York 10119.

     Michael Stone's business address is North American Home Health Supply, Inc., 16129 Cohasset, Van Nuys, CA 91406. Mr. Stone's principal occupation is president of the North American Home Health Supply, Inc.

                          CERTAIN TRANSACTIONS BETWEEN
                        THE COMPANY AND THE PARTICIPANTS

     Except as this consent statement discloses, we nor the Nominees, have any arrangement or understanding with any person (1) with respect to any future employment by the Company or its affiliates or (2) with respect to future transactions to which the Company or any of its affiliates will or may be a party, nor do we or the Nominees have any material interest, direct or indirect, in any transaction that has occurred since January 1, 2002 or any currently proposed transaction, or series of similar transactions, which the Company or any of its affiliates was or is to be a party and in which the amount involved exceeds $60,000.

     Bruce Meyers is an executive officer, the sole stockholder and director of the general partner of Meyers Associates, L.P. On August 13, 2002, Meyers Associates, L.P. and the Company entered into an agreement for financial advisory services. Pursuant to the terms of this agreement, the Company paid Meyers Associates $128,000. In addition, the Company issued Meyers Associates warrants to purchase 125,000 shares of the Company's common stock at the purchase price of $1.00 per share, with an expiration date of August 13, 2007, and additional warrants to purchase 125,000 shares of the Company's common stock at a purchase price of $0.55 per share, with an expiration date of August 13, 2007. Meyers Associates also received reimbursement for reasonable out-of-pocket expenses.

     On May 15, 2003, The M and B Weiss Family Limited Partnership of 1996 filed a lawsuit in the Delaware Court of Chancery, as a class action on behalf of all other similarly situated stockholders of the Company against the Company (as a nominal defendant) and its directors Joseph M. Davie, Ronald L. Goode and Walter
M. Lovenberg and as a derivative action on behalf of the Company against the directors. The complaint alleges, among other things, that the defendants have mismanaged the Company, have made unwarranted and wasteful loans and payments to certain directors and third parties, have disseminated a materially false and misleading proxy statement in connection with the 2003 annual meeting of the Company stockholders, have wasted the Company's assets by paying high salaries and/or excessive bonuses to its executive officers and have breached their fiduciary duties to the Company and its stockholders. The complaint seeks, among other things, court order mandating that the defendants cooperate with parties proposing bona fide transactions to maximize stockholder value make corrective disclosures with respect to the proxy statement for the 2003 annual meeting, and account to the Company and plaintiffs for damages suffered as a result of the actions alleged in the complaint.

The plaintiffs are, in addition, seeking an award of costs and attorneys' fees and expenses. On June 9, 2003, the defendants filed a joint motion with the Delaware Court of Chancery to dismiss the complaint for failure to state a claim and for failure to make the statutorily required demand on the Company to assert the subject claims. In prior discussions with the Company and its board of directors, the plaintiffs have proposed the settlement of the claims in exchange for the resignations of the Company's board of directors and officers, appointment of two of the plaintiffs' nominees to the Company's board of directors, the holding of a special meeting of the Company's shareholders to elect a new board of directors with a slate of directors suggested by plaintiffs and the payment by the Company of an aggregate of $500,000 to Dr. Goode and Mr. Riggs in settlement of all their claims against the Company.

     In a letter to the Company, dated July 23, 2003, Michael Stone, pursuant to
Section 220 of the Delaware General Corporation Law, requested that the Company make available to his designated representative for inspection and copying various documents and the Company's shareholder list and ledger.

     Preliminary conversations have occurred between Melvyn I. Weiss and John A. Paganelli regarding the possibility of Mr. Paganelli becoming the Company's chief executive officer if the Nominees are elected. While Mr. Paganelli expressed a willingness to so serve if he were elected, no terms or conditions were discussed. No binding agreement has been entered into between or among the Proponents and the Nominees with respect to this matter.

                            SOLICITATION OF CONSENTS

     The employees and agents of Bruce Meyers, The M and B Weiss Family Limited Partnership of 1996, Melvyn I. Weiss and Michael Stone may make solicitations of consents. Consents will be solicited by mail, advertisement, telephone, facsimile, other electronic means and in person. None of those persons will receive additional compensation for their solicitation efforts.

     Banks, brokers, custodians, nominees and fiduciaries will be requested to forward solicitation material to beneficial owners of Shares. We will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable expenses for sending solicitation material to the beneficial owners.

     We will bear the costs of this consent solicitation and will seek reimbursement of these costs from the Company. The question of such reimbursement will not be submitted to a vote of the Company's stockholders. Costs related to the solicitation of consents include expenditures for attorneys, accountants, printing, advertising, postage and related expenses and fees. These costs are expected to aggregate approximately $100,000.

                                CONSENT PROCEDURE

     Section 228 of the DGCL states that, unless the certificate of incorporation of a Delaware corporation otherwise provides, any action required to be taken at any annual or special meeting of stockholders of that corporation, or any action that may be taken at any annual or special meeting of those stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. The Company's charter does not prohibit, and therefore permits, the Company's stockholders to act by written consent.

     Section 213(b) of the DGCL provides that the record date for determining the stockholders of a Delaware corporation entitled to consent to corporate action in writing without a meeting, when no prior action by the corporation's board of directors is required and that board has not fixed that record date, will be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of the stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Pursuant to the Company's bylaws, any stockholder of record seeking to have the stockholders of the Company authorize or take corporate action by written consent is required to request that the Company's board fix a record date to establish those stockholders that are entitled to give their consent. The Company's board must reasonably promptly, but in all events within 10 business days after the date on which the request is received, adopt a resolution fixing the record date for the solicitation, which record date must be no more than 10 days after the date of the resolution. If the board does not fix a record date within 10 business days after the receipt of the request, the record date for the solicitation will be the date on which the first signed consent is delivered to the Company. Michael Stone as a stockholder of record of 3,057 shares of the Company's common stock, has requested that the board fix a record date for this consent solicitation. If the board does not timely fix a record date for the solicitation, that record date will be the date on which the first signed consent is delivered to the Company.

     Each Proposal will become effective only if executed consents to that Proposal are returned by holders of record on the record date for this consent solicitation of a majority of the total number of Shares then outstanding. The failure to execute and return a consent will have the same effect as voting against the Proposals.

     If your Shares are registered in your own name, please sign, date and mail the enclosed WHITE consent card to Bruce Meyers in the post-paid envelope provided. If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a WHITE consent card with respect to your Shares and only on receipt of specific instructions from you. Accordingly, you should contact the person responsible for your account and give instructions for a WHITE consent card to be signed representing your Shares. We urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to Bruce Meyers so we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

     If you have any questions or require any assistance in executing your consent, please call: Bruce Meyers at (212) 742-4334.

     If either of the Proposals become effective as a result of this consent solicitation, prompt notice will be given under section 228(e) of the DGCL to stockholders who have not executed consents.

     We will pay all costs of our solicitation of consents but will seek reimbursement of these costs from the Company. The question of such reimbursement will not be submitted to a vote of the Company's shareholders. The consents are being solicited in accordance with the applicable provisions of the Delaware General Corporation Law. Holders of record of the Shares as of the close of business on the record date for this consent solicitation are entitled to consent to our Proposals. To be effective, the requisite consents must be delivered to the Company within 60 days of the earliest dated consent delivered to the Company.

     An executed consent card may be revoked at any time by marking, dating, signing and delivering a written revocation before the time that the action authorized by the executed consent becomes effective. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the consent previously given is no longer effective. The delivery of a subsequently dated consent card that is properly completed will constitute a revocation of any earlier consent. The revocation may be delivered either to the Company or to Bruce Meyers, Meyers Associates, L.P., 45 Broadway, 2nd Floor, New York, New York, 10006. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations of consents be mailed or delivered to Bruce Meyers at his address set forth above, so that we will be aware of all revocations and can more accurately determine if and when consents to the Proposals have been received from the holders of record on the record date for this consent solicitation of a majority of the outstanding Shares.

                              SPECIAL INSTRUCTIONS

     If you were a record holder of Shares as of the close of business on the record date for this consent solicitation, you may elect to consent to, withhold consent to or abstain with respect to each Proposal by marking the "CONSENTS," "DOES NOT CONSENT" or "ABSTAIN" box, as applicable, underneath each Proposal on the accompanying WHITE consent card and signing, dating and returning it promptly in the enclosed post-paid envelope. In addition, you may withhold consent to the election of any individual Nominee by writing that person's name on the consent card.

     IF A STOCKHOLDER EXECUTES AND DELIVERS A WHITE CONSENT CARD, BUT FAILS TO CHECK A BOX MARKED "CONSENTS," "DOES NOT CONSENT" OR "ABSTAIN" FOR A PROPOSAL, THAT STOCKHOLDER WILL BE DEEMED TO HAVE CONSENTED TO THAT PROPOSAL, EXCEPT THAT THE STOCKHOLDER WILL NOT BE DEEMED TO CONSENT TO THE ELECTION OF ANY CANDIDATE WHOSE NAME IS WRITTEN IN THE SPACE THE INSTRUCTION TO THE ELECTION PROPOSAL PROVIDES ON THE CARD.

     YOUR CONSENT IS IMPORTANT. PLEASE MARK, SIGN AND DATE THE ENCLOSED WHITE CONSENT CARD AND RETURN IT IN THE ENCLOSED POST-PAID ENVELOPE PROMPTLY. FAILURE TO RETURN YOUR CONSENT WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE PROPOSALS.

     If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can execute a consent with respect to those Shares and only on receipt of specific instructions from you. Thus, you should contact the person responsible for your account and give instructions for the WHITE consent card to be signed representing your Shares. You should confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to Bruce Meyers, Meyers Associates, L.P., 45 Broadway, 2nd Floor, New York, New York 10006, so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

                              STOCKHOLDER PROPOSALS

     Pursuant to the Definitive Proxy Statement, dated April 15, 2003, filed by the Company, to be considered for inclusion in the proxy statement relating to the Company's Annual Meeting of Stockholders to be held in 2004, stockholder proposals must have been received not later than February 18, 2004 nor earlier than January 29, 2004. Proposals received after February 18, 2004 will not be voted on at the 2004 Annual Meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, eXegenics Inc., 2110 Research Row, Dallas, Texas 75235.

     If you have any questions or require any assistance in executing your consent, please call:

                                  Bruce Meyers
                             Meyers Associates, L.P.
                                 (212) 742-4334

Dated: ______________, 2003

                                     ANNEX I

     In the last two years Bruce Meyers, Meyers Associates, L.P., The M and B Weiss Family Limited Partnership of 1996, Melvyn I. Weiss, The M and B Weiss Family Foundation, Inc. and Michael Stone have purchased or sold the following securities of the Company.*

----------------------------------------------------------------------------
                                                                    Amount
                                                      Purchase/    Purchased
Stockholder              Date      Type of Security     Sale        or Sold
----------------------------------------------------------------------------
Bruce Meyers           4/2/2001      Common Stock       Sale          5,000
----------------------------------------------------------------------------
Bruce Meyers           4/3/2001      Common Stock       Sale          5,000
----------------------------------------------------------------------------
Bruce Meyers           4/4/2001      Common Stock       Sale          2,000
----------------------------------------------------------------------------
Bruce Meyers           4/4/2001      Common Stock       Sale          2,000
----------------------------------------------------------------------------
Bruce Meyers           4/5/2001      Common Stock       Sale          1,000
----------------------------------------------------------------------------
Bruce Meyers           4/5/2001      Common Stock       Sale          2,500
----------------------------------------------------------------------------
Bruce Meyers           4/5/2001      Common Stock       Sale          3,500
----------------------------------------------------------------------------
Bruce Meyers           4/9/2001      Common Stock       Sale          1,000
----------------------------------------------------------------------------
Bruce Meyers           4/9/2001      Common Stock       Sale          1,000
----------------------------------------------------------------------------
Bruce Meyers           4/9/2001      Common Stock       Sale          1,000
----------------------------------------------------------------------------
Bruce Meyers           4/9/2001      Common Stock       Sale          1.000
----------------------------------------------------------------------------
Bruce Meyers           4/9/2001      Common Stock       Sale          1,000
----------------------------------------------------------------------------
Bruce Meyers           4/9/2001      Common Stock       Sale          1,000
----------------------------------------------------------------------------
Bruce Meyers           4/9/2001      Common Stock       Sale          2,000
----------------------------------------------------------------------------
Bruce Meyers           4/9/2001      Common Stock       Sale          2,000
----------------------------------------------------------------------------
Bruce Meyers           4/9/2001      Common Stock       Sale          2,000
----------------------------------------------------------------------------
Bruce Meyers           4/9/2001      Common Stock       Sale          2,000
----------------------------------------------------------------------------
Bruce Meyers           4/9/2001      Common Stock       Sale          2,000
----------------------------------------------------------------------------
Bruce Meyers           4/9/2001      Common Stock       Sale          2,500
----------------------------------------------------------------------------
Bruce Meyers           4/9/2001      Common Stock       Sale          2,500
----------------------------------------------------------------------------
Bruce Meyers           4/9/2001      Common Stock       Sale          3,000
----------------------------------------------------------------------------
Bruce Meyers           4/9/2001      Common Stock       Sale          5,500
----------------------------------------------------------------------------
Bruce Meyers           4/9/2001      Common Stock       Sale            500
----------------------------------------------------------------------------
Bruce Meyers           4/9/2001      Common Stock       Sale            500
----------------------------------------------------------------------------
Bruce Meyers           4/17/2001     Common Stock       Sale         80,000
----------------------------------------------------------------------------
Bruce Meyers           4/18/2001     Common Stock       Sale         60,000
----------------------------------------------------------------------------
Bruce Meyers           4/19/2001     Common Stock       Sale        100,000
----------------------------------------------------------------------------
Bruce Meyers           4/23/2001     Common Stock       Sale         40,000
----------------------------------------------------------------------------
Bruce Meyers           4/23/2001     Common Stock       Sale         31,000
----------------------------------------------------------------------------
Bruce Meyers           11/8/2001     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Bruce Meyers          11/14/2001     Common Stock       Sale          1,000
----------------------------------------------------------------------------
Bruce Meyers           2/4/2002      Common Stock     Purchase        7,500
----------------------------------------------------------------------------
Bruce Meyers           2/8/2002      Common Stock       Sale          7,500
----------------------------------------------------------------------------
Bruce Meyers           2/8/2002      Common Stock     Purchase          500
----------------------------------------------------------------------------
Bruce Meyers           2/20/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Bruce Meyers           2/22/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Bruce Meyers           2/22/2002     Common Stock     Purchase          500
----------------------------------------------------------------------------

-------------------
*Bruce Meyers is an executive officer, the sole shareholder and director of the general partner of Meyers Associates L.P. Melvyn I. Weiss is one of the general partners of the M and B Weiss Family Limited Partnership of 1996 and is the President, Treasurer and Chairman of the board of directors of the M and B Weiss Family Foundation, Inc.

                                  Annex I - 1

----------------------------------------------------------------------------
                                                                    Amount
                                                      Purchase/    Purchased
Stockholder              Date      Type of Security     Sale        or Sold
----------------------------------------------------------------------------
Bruce Meyers           2/25/2002     Common Stock     Purchase        1,700
----------------------------------------------------------------------------
Bruce Meyers           2/26/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Bruce Meyers           2/26/2002     Common Stock       Sale          3.700
----------------------------------------------------------------------------
Bruce Meyers           3/1/2001      Common Stock     Purchase          500
----------------------------------------------------------------------------
Bruce Meyers           3/4/2001      Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Bruce Meyers           3/5/2001      Common Stock     Purchase        1,500
----------------------------------------------------------------------------
Bruce Meyers           3/6/2001      Common Stock     Purchase        1,500
----------------------------------------------------------------------------
Bruce Meyers           3/6/2001      Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Bruce Meyers           3/12/2002     Common Stock       Sale          1,000
----------------------------------------------------------------------------
Bruce Meyers           3/12/2002     Common Stock     Purchase        5,500
----------------------------------------------------------------------------
Bruce Meyers           3/13/2002     Common Stock     Purchase        1,700
----------------------------------------------------------------------------
Bruce Meyers           3/14/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Bruce Meyers           3/15/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Bruce Meyers           3/18/2002     Common Stock     Purchase        1,900
----------------------------------------------------------------------------
Bruce Meyers           3/20/2002     Common Stock       Sale          8,300
----------------------------------------------------------------------------
Bruce Meyers           3/20/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Bruce Meyers           3/22/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Bruce Meyers           3/25/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Bruce Meyers           3/26/2002     Common Stock     Purchase        3,400
----------------------------------------------------------------------------
Bruce Meyers           4/1/2002      Common Stock     Purchase          500
----------------------------------------------------------------------------
Bruce Meyers           4/3/2002      Common Stock     Purchase        2,500
----------------------------------------------------------------------------
Bruce Meyers           4/5/2002      Common Stock     Purchase        4,100
----------------------------------------------------------------------------
Bruce Meyers           4/8/2002      Common Stock     Purchase        4,500
----------------------------------------------------------------------------
Bruce Meyers           4/9/2002      Common Stock     Purchase          800
----------------------------------------------------------------------------
Bruce Meyers           4/11/2002     Common Stock     Purchase        8,600
----------------------------------------------------------------------------
Bruce Meyers           4/12/2002     Common Stock     Purchase        2,700
----------------------------------------------------------------------------
Bruce Meyers            4/16/02      Common Stock     Purchase          500
----------------------------------------------------------------------------
Bruce Meyers           4/30/2002     Common Stock       Sale         20,000
----------------------------------------------------------------------------
Bruce Meyers           4/30/2002     Common Stock     Purchase          500
----------------------------------------------------------------------------
Bruce Meyers           5/2/2002      Common Stock       Sale         25,000
----------------------------------------------------------------------------
Bruce Meyers           5/2/2002      Common Stock       Sale          4,900
----------------------------------------------------------------------------
Bruce Meyers           5/6/2002      Common Stock       Sale          2,000
----------------------------------------------------------------------------
Bruce Meyers           5/6/2002      Common Stock       Sale         10,000
----------------------------------------------------------------------------
Bruce Meyers           5/7/2002      Common Stock       Sale          5,000
----------------------------------------------------------------------------
Bruce Meyers           5/8/2002      Common Stock     Purchase          600
----------------------------------------------------------------------------
Bruce Meyers           7/5/2002      Common Stock     Purchase          500
----------------------------------------------------------------------------
Bruce Meyers           7/8/2002      Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Bruce Meyers           7/9/2002      Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Bruce Meyers           7/12/2002     Common Stock     Purchase          600
----------------------------------------------------------------------------
Bruce Meyers           7/15/2002     Common Stock     Purchase        3,200
----------------------------------------------------------------------------
Bruce Meyers           7/18/2002     Common Stock     Purchase          200
----------------------------------------------------------------------------
Bruce Meyers           7/19/2002     Common Stock     Purchase        1.000
----------------------------------------------------------------------------


                                   Annex I - 2

----------------------------------------------------------------------------
                                                                    Amount
                                                      Purchase/    Purchased
Stockholder              Date      Type of Security     Sale        or Sold
----------------------------------------------------------------------------
Bruce Meyers           7/23/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Bruce Meyers           7/24/2002     Common Stock     Purchase          700
----------------------------------------------------------------------------
Bruce Meyers           7/24/2002     Common Stock     Purchase          200
----------------------------------------------------------------------------
Bruce Meyers           2/28/2003     Common Stock       Sale         27,000
----------------------------------------------------------------------------
Bruce Meyers           2/28/2003     Common Stock       Sale         19,025
----------------------------------------------------------------------------
Bruce Meyers           3/3/2003      Common Stock       Sale         50,000
----------------------------------------------------------------------------
Bruce Meyers           4/3/2003      Common Stock       Sale         25,000
----------------------------------------------------------------------------
Bruce Meyers                          Preferred                      35,433
----------------------------------------------------------------------------
Meyers Associates      4/3/2001      Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Meyers Associates      4/5/2001      Common Stock     Purchase        5,000
----------------------------------------------------------------------------
Meyers Associates      4/6/2001      Common Stock     Purchase        5,000
----------------------------------------------------------------------------
Meyers Associates      4/6/2001      Common Stock       Sale          5,000
----------------------------------------------------------------------------
Meyers Associates      4/27/2001     Common Stock       Sale         19,400
----------------------------------------------------------------------------
Meyers Associates      4/27/2001     Common Stock       Sale         31,100
----------------------------------------------------------------------------
Meyers Associates      4/30/2001     Common Stock       Sale          3,000
----------------------------------------------------------------------------
Meyers Associates      4/30/2001     Common Stock       Sale          6,500
----------------------------------------------------------------------------
Meyers Associates      5/1/2001      Common Stock       Sale          1,000
----------------------------------------------------------------------------
Meyers Associates      5/24/2001     Common Stock       Sale         29,600
----------------------------------------------------------------------------
Meyers Associates      9/24/2001     Common Stock       Sale          6,315
----------------------------------------------------------------------------
Meyers Associates      8/28/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Meyers Associates      8/28/2002     Common Stock     Purchase        4,900
----------------------------------------------------------------------------
Meyers Associates      8/30/2002     Common Stock     Purchase       15,000
----------------------------------------------------------------------------
Meyers Associates      9/3/2002      Common Stock     Purchase       50,000
----------------------------------------------------------------------------
Meyers Associates      9/4/2002      Common Stock     Purchase          500
----------------------------------------------------------------------------
Meyers Associates      9/4/2002      Common Stock     Purchase          500
----------------------------------------------------------------------------
Meyers Associates      9/4/2002      Common Stock     Purchase          100
----------------------------------------------------------------------------
Meyers Associates      9/4/2002      Common Stock     Purchase          100
----------------------------------------------------------------------------
Meyers Associates      9/4/2002      Common Stock     Purchase          100
----------------------------------------------------------------------------
Meyers Associates      9/4/2002      Common Stock     Purchase        2,400
----------------------------------------------------------------------------
Meyers Associates      9/4/2002      Common Stock     Purchase          500
----------------------------------------------------------------------------
Meyers Associates      9/4/2002      Common Stock     Purchase        5,000
----------------------------------------------------------------------------
Meyers Associates      9/4/2002      Common Stock     Purchase          100
----------------------------------------------------------------------------
Meyers Associates      9/4/2002      Common Stock     Purchase        5,000
----------------------------------------------------------------------------
Meyers Associates      9/4/2002      Common Stock     Purchase          100
----------------------------------------------------------------------------
Meyers Associates      9/4/2002      Common Stock     Purchase       21,100
----------------------------------------------------------------------------
Meyers Associates      9/4/2002      Common Stock     Purchase        6,500
----------------------------------------------------------------------------
Meyers Associates      9/4/2002      Common Stock     Purchase        4,200
----------------------------------------------------------------------------
Meyers Associates      9/4/2002      Common Stock       Sale         70,000
----------------------------------------------------------------------------
Meyers Associates      9/10/2002     Common Stock     Purchase          200
----------------------------------------------------------------------------
Meyers Associates      9/10/2002     Common Stock     Purchase        4,800
----------------------------------------------------------------------------
Meyers Associates      9/12/2002     Common Stock     Purchase          200
----------------------------------------------------------------------------
Meyers Associates      9/20/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------


                                   Annex I - 3

----------------------------------------------------------------------------
                                                                    Amount
                                                      Purchase/    Purchased
    Stockholder          Date      Type of Security     Sale        or Sold
----------------------------------------------------------------------------
Meyers Associates      9/24/2002     Common Stock       Sale         45,000
----------------------------------------------------------------------------
Meyers Associates      9/24/2002     Common Stock     Purchase       35,000
----------------------------------------------------------------------------
Meyers Associates      9/24/2002     Common Stock     Purchase        9,000
----------------------------------------------------------------------------
Meyers Associates      9/24/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Meyers Associates      9/27/2002     Common Stock     Purchase       27,200
----------------------------------------------------------------------------
Meyers Associates      9/27/2002     Common Stock       Sale          2,500
----------------------------------------------------------------------------
Meyers Associates      9/27/2002     Common Stock       Sale          5,100
----------------------------------------------------------------------------
Meyers Associates      9/27/2002     Common Stock       Sale          3,200
----------------------------------------------------------------------------
Meyers Associates      9/27/2002     Common Stock       Sale          6,600
----------------------------------------------------------------------------
Meyers Associates      9/27/2002     Common Stock       Sale          6,650
----------------------------------------------------------------------------
Meyers Associates      9/27/2002     Common Stock       Sale          3,150
----------------------------------------------------------------------------
Meyers Associates      9/27/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Meyers Associates      9/30/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Meyers Associates      9/30/2002     Common Stock     Purchase       10,000
----------------------------------------------------------------------------
Meyers Associates      10/1/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Meyers Associates      10/4/2002     Common Stock       Sale          2,000
----------------------------------------------------------------------------
Meyers Associates      10/9/2002     Common Stock       Sale         23,000
----------------------------------------------------------------------------
Meyers Associates     10/10/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Meyers Associates     10/10/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Meyers Associates     10/10/2002     Common Stock     Purchase        3,000
----------------------------------------------------------------------------
Meyers Associates     10/11/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Meyers Associates     10/15/2002     Common Stock     Purchase        5,000
----------------------------------------------------------------------------
Meyers Associates     10/22/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Meyers Associates     10/23/2002     Common Stock       Sale          5,000
----------------------------------------------------------------------------
Meyers Associates      11/1/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Meyers Associates      11/6/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Meyers Associates      11/7/2002     Common Stock     Purchase          500
----------------------------------------------------------------------------
Meyers Associates      11/8/2002     Common Stock     Purchase          600
----------------------------------------------------------------------------
Meyers Associates     11/13/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Meyers Associates     11/13/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Meyers Associates     11/13/2002     Common Stock     Purchase          500
----------------------------------------------------------------------------
Meyers Associates     11/13/2002     Common Stock     Purchase          400
----------------------------------------------------------------------------
Meyers Associates     11/13/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Meyers Associates     11/13/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Meyers Associates     11/15/2002     Common Stock     Purchase          500
----------------------------------------------------------------------------
Meyers Associates     11/15/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Meyers Associates     11/15/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Meyers Associates     11/15/2002     Common Stock       Sale            500
----------------------------------------------------------------------------
Meyers Associates     11/20/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Meyers Associates     11/22/2002     Common Stock       Sale         16,000
----------------------------------------------------------------------------
Meyers Associates     11/22/2002     Common Stock       Sale          5,000
----------------------------------------------------------------------------
Meyers Associates     11/22/2002     Common Stock       Sale         11,000
----------------------------------------------------------------------------


                                   Annex I - 4

----------------------------------------------------------------------------
                                                                    Amount
                                                      Purchase/    Purchased
    Stockholder          Date      Type of Security     Sale        or Sold
----------------------------------------------------------------------------
Meyers Associates     11/22/2002     Common Stock     Purchase       16,000
----------------------------------------------------------------------------
Meyers Associates     12/13/2002     Common Stock       Sale            200
----------------------------------------------------------------------------
Meyers Associates     12/13/2002     Common Stock     Purchase          200
----------------------------------------------------------------------------
Meyers Associates     12/13/2002     Common Stock     Purchase          200
----------------------------------------------------------------------------
Meyers Associates     12/16/2002     Common Stock     Purchase        8,000
----------------------------------------------------------------------------
Meyers Associates     12/16/2002     Common Stock     Purchase        2,400
----------------------------------------------------------------------------
Meyers Associates     12/17/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Meyers Associates     12/17/2002     Common Stock     Purchase          825
----------------------------------------------------------------------------
Meyers Associates     12/17/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Meyers Associates     12/20/2002     Common Stock     Purchase        7,000
----------------------------------------------------------------------------
Meyers Associates     12/26/2002     Common Stock     Purchase       34,575
----------------------------------------------------------------------------
Meyers Associates     12/30/2002     Common Stock       Sale         17,500
----------------------------------------------------------------------------
Meyers Associates     12/30/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Meyers Associates     12/31/2002     Common Stock     Purchase        4,000
----------------------------------------------------------------------------
Meyers Associates     12/31/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Meyers Associates      1/3/2003      Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Meyers Associates      1/6/2003      Common Stock       Sale         52,500
----------------------------------------------------------------------------
Meyers Associates      1/6/2003      Common Stock     Purchase        4,400
----------------------------------------------------------------------------
Meyers Associates      1/9/2003      Common Stock       Sale          2,000
----------------------------------------------------------------------------
Meyers Associates      1/9/2003      Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Meyers Associates      1/9/2003      Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Meyers Associates      1/10/2003     Common Stock     Purchase          600
----------------------------------------------------------------------------
Meyers Associates      1/13/2003     Common Stock     Purchase          100
----------------------------------------------------------------------------
Meyers Associates      1/23/2003     Common Stock     Purchase          400
----------------------------------------------------------------------------
Meyers Associates      1/27/2003     Common Stock     Purchase        1,600
----------------------------------------------------------------------------
Meyers Associates      1/28/2003     Common Stock     Purchase          300
----------------------------------------------------------------------------
Meyers Associates      2/4/2003      Common Stock       Sale          6,000
----------------------------------------------------------------------------
Meyers Associates      2/4/2003      Common Stock       Sale          4,000
----------------------------------------------------------------------------
Meyers Associates      2/4/2003      Common Stock     Purchase          600
----------------------------------------------------------------------------
Meyers Associates      2/28/2003     Common Stock     Purchase       19,025
----------------------------------------------------------------------------
Meyers Associates      3/3/2003      Common Stock     Purchase       50,000
----------------------------------------------------------------------------
Meyers Associates      3/3/2003      Common Stock       Sale            700
----------------------------------------------------------------------------
Meyers Associates      3/3/2003      Common Stock       Sale          1,700
----------------------------------------------------------------------------
Meyers Associates      3/3/2003      Common Stock       Sale          2,300
----------------------------------------------------------------------------
Meyers Associates      3/3/2003      Common Stock       Sale          1,000
----------------------------------------------------------------------------
Meyers Associates      3/3/2003      Common Stock       Sale          2,000
----------------------------------------------------------------------------
Meyers Associates      3/3/2003      Common Stock       Sale            300
----------------------------------------------------------------------------
Meyers Associates      3/3/2003      Common Stock       Sale          3,700
----------------------------------------------------------------------------
Meyers Associates      3/4/2003      Common Stock       Sale          1,000
----------------------------------------------------------------------------
Meyers Associates      3/4/2003      Common Stock       Sale          1,000
----------------------------------------------------------------------------
Meyers Associates      3/4/2003      Common Stock       Sale            325
----------------------------------------------------------------------------
Meyers Associates      3/20/2003     Common Stock     Purchase        5,000
----------------------------------------------------------------------------


                                   Annex I - 5

----------------------------------------------------------------------------
                                                                    Amount
                                                      Purchase/    Purchased
    Stockholder          Date      Type of Security     Sale        or Sold
----------------------------------------------------------------------------
Meyers Associates      3/21/2003     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Meyers Associates      3/24/2003     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Meyers Associates      4/3/2003      Common Stock     Purchase       25,000
----------------------------------------------------------------------------
Meyers Associates      6/5/2003      Common Stock     Purchase        4,500
----------------------------------------------------------------------------
Meyers Associates      6/10/2003     Common Stock       Sale         25,000
----------------------------------------------------------------------------
Meyers Associates      6/11/2003     Common Stock     Purchase       10,000
----------------------------------------------------------------------------
Meyers Associates      6/12/2003     Common Stock     Purchase        5,000
----------------------------------------------------------------------------
Meyers Associates      6/12/2003     Common Stock     Purchase        5,000
----------------------------------------------------------------------------
Meyers Associates      6/12/2003     Common Stock       Sale          1,500
----------------------------------------------------------------------------
Meyers Associates      6/17/2003     Common Stock     Purchase        1,891
----------------------------------------------------------------------------
Meyers Associates      6/18/2003     Common Stock     Purchase        3,301
----------------------------------------------------------------------------
Meyers Associates      6/20/2003     Common Stock     Purchase       10,000
----------------------------------------------------------------------------
Meyers Associates      6/26/2003     Common Stock     Purchase       10,000
----------------------------------------------------------------------------
Meyers Associates      7/2/2003      Common Stock     Purchase        2,500
----------------------------------------------------------------------------
Meyers Associates      7/16/2003     Common Stock       Sale         25,000
----------------------------------------------------------------------------
Meyers Associates      7/17/2003     Common Stock       Sale          5,000
----------------------------------------------------------------------------
Meyers Associates      7/22/2003     Common Stock     Purchase       10,000
----------------------------------------------------------------------------
Meyers Associates      7/24/2003     Common Stock     Purchase        8,464
----------------------------------------------------------------------------
Meyers Associates      7/25/2003     Common Stock     Purchase        6,600
----------------------------------------------------------------------------
Meyers Associates      8/4/2003      Common Stock     Purchase       11,850
----------------------------------------------------------------------------
Meyers Associates      8/5/2003      Common Stock     Purchase       10,100
----------------------------------------------------------------------------
Meyers Associates      8/6/2003      Common Stock     Purchase        3,325
----------------------------------------------------------------------------
Meyers Associates      8/6/2003      Common Stock     Purchase        9,934
----------------------------------------------------------------------------
Meyers Associates      8/7/2003      Common Stock     Purchase        7,600
----------------------------------------------------------------------------
Meyers Associates      8/7/2003      Common Stock     Purchase        2,400
----------------------------------------------------------------------------
The M and B Weiss
Family Limited
Partnership of 1996    01/03/02      Common Stock     Purchase        4,400
----------------------------------------------------------------------------
Melvyn I. Weiss       11/20/2001     Common Stock     Purchase          500
----------------------------------------------------------------------------
Melvyn I. Weiss       11/20/2001     Common Stock     Purchase          500
----------------------------------------------------------------------------
Melvyn I. Weiss       11/20/2001     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Melvyn I. Weiss       11/20/2001     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Melvyn I. Weiss        2/7/2002      Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Melvyn I. Weiss        2/7/2002      Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        2/7/2002      Common Stock     Purchase        1,200
----------------------------------------------------------------------------
Melvyn I. Weiss        2/7/2002      Common Stock     Purchase        1,800
----------------------------------------------------------------------------
Melvyn I. Weiss        2/7/2002      Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Melvyn I. Weiss        2/7/2002      Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Melvyn I. Weiss        2/7/2002      Common Stock     Purchase        3,900
----------------------------------------------------------------------------
Melvyn I. Weiss        2/11/2002     Common Stock     Purchase        1,100
----------------------------------------------------------------------------
Melvyn I. Weiss        2/11/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------


                                   Annex I - 6

----------------------------------------------------------------------------
                                                                    Amount
                                                      Purchase/    Purchased
    Stockholder          Date      Type of Security     Sale        or Sold
----------------------------------------------------------------------------
Melvyn I. Weiss        2/11/2002     Common Stock     Purchase        1,900
----------------------------------------------------------------------------
Melvyn I. Weiss        2/12/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Melvyn I. Weiss        2/13/2002     Common Stock     Purchase          500
----------------------------------------------------------------------------
Melvyn I. Weiss        2/14/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        2/14/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Melvyn I. Weiss        2/14/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        2/14/2002     Common Stock     Purchase        1,900
----------------------------------------------------------------------------
Melvyn I. Weiss        2/14/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        2/14/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Melvyn I. Weiss        2/14/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        2/14/2002     Common Stock     Purchase          400
----------------------------------------------------------------------------
Melvyn I. Weiss        2/14/2002     Common Stock     Purchase          300
----------------------------------------------------------------------------
Melvyn I. Weiss        2/14/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Melvyn I. Weiss        2/14/2002     Common Stock     Purchase          200
----------------------------------------------------------------------------
Melvyn I. Weiss        2/14/2002     Common Stock     Purchase        2,400
----------------------------------------------------------------------------
Melvyn I. Weiss        2/15/2002     Common Stock     Purchase          400
----------------------------------------------------------------------------
Melvyn I. Weiss        2/15/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Melvyn I. Weiss        2/15/2002     Common Stock     Purchase        1,400
----------------------------------------------------------------------------
Melvyn I. Weiss        2/15/2002     Common Stock     Purchase          500
----------------------------------------------------------------------------
Melvyn I. Weiss        2/15/2002     Common Stock     Purchase          700
----------------------------------------------------------------------------
Melvyn I. Weiss        2/15/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Melvyn I. Weiss        2/15/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Melvyn I. Weiss        2/15/2002     Common Stock     Purchase          500
----------------------------------------------------------------------------
Melvyn I. Weiss        2/19/2002     Common Stock     Purchase        1,400
----------------------------------------------------------------------------
Melvyn I. Weiss        2/21/2002     Common Stock     Purchase          500
----------------------------------------------------------------------------
Melvyn I. Weiss        2/22/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        2/22/2002     Common Stock     Purchase          795
----------------------------------------------------------------------------
Melvyn I. Weiss        2/22/2002     Common Stock     Purchase          500
----------------------------------------------------------------------------
Melvyn I. Weiss        2/22/2002     Common Stock     Purchase          290
----------------------------------------------------------------------------
Melvyn I. Weiss        2/22/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Melvyn I. Weiss        2/22/2002     Common Stock     Purchase          815
----------------------------------------------------------------------------
Melvyn I. Weiss        2/22/2002     Common Stock     Purchase          130
----------------------------------------------------------------------------
Melvyn I. Weiss        2/25/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        2/25/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        2/25/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        2/25/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        2/25/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        2/25/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        2/25/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        2/25/2002     Common Stock     Purchase          200
----------------------------------------------------------------------------
Melvyn I. Weiss        2/25/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        2/25/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------


                                   Annex I - 7

----------------------------------------------------------------------------
                                                                    Amount
                                                      Purchase/    Purchased
    Stockholder          Date      Type of Security     Sale        or Sold
----------------------------------------------------------------------------
Melvyn I. Weiss        2/25/2002     Common Stock     Purchase          200
----------------------------------------------------------------------------
Melvyn I. Weiss        2/25/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        2/25/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        2/25/2002     Common Stock     Purchase          700
----------------------------------------------------------------------------
Melvyn I. Weiss        2/26/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        2/26/2002     Common Stock     Purchase          500
----------------------------------------------------------------------------
Melvyn I. Weiss        2/26/2002     Common Stock     Purchase        2,070
----------------------------------------------------------------------------
Melvyn I. Weiss        2/27/2002     Common Stock     Purchase        5,000
----------------------------------------------------------------------------
Melvyn I. Weiss        4/15/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Melvyn I. Weiss        4/15/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        4/15/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Melvyn I. Weiss        4/15/2002     Common Stock     Purchase          900
----------------------------------------------------------------------------
Melvyn I. Weiss        4/15/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Melvyn I. Weiss        4/15/2002     Common Stock     Purchase          500
----------------------------------------------------------------------------
Melvyn I. Weiss        4/15/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Melvyn I. Weiss        4/15/2002     Common Stock     Purchase        1,600
----------------------------------------------------------------------------
Melvyn I. Weiss        4/15/2002     Common Stock     Purchase          900
----------------------------------------------------------------------------
Melvyn I. Weiss        4/15/2002     Common Stock     Purchase        1,400
----------------------------------------------------------------------------
Melvyn I. Weiss        4/16/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Melvyn I. Weiss        4/16/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Melvyn I. Weiss        4/16/2002     Common Stock     Purchase        1,500
----------------------------------------------------------------------------
Melvyn I. Weiss        4/16/2002     Common Stock     Purchase          100
----------------------------------------------------------------------------
Melvyn I. Weiss        4/16/2002     Common Stock     Purchase          600
----------------------------------------------------------------------------
Melvyn I. Weiss        4/16/2002     Common Stock     Purchase        6,400
----------------------------------------------------------------------------
Melvyn I. Weiss        5/7/2002      Common Stock     Purchase        6,500
----------------------------------------------------------------------------
Melvyn I. Weiss        5/7/2002      Common Stock     Purchase        7,700
----------------------------------------------------------------------------
Melvyn I. Weiss        5/7/2002      Common Stock     Purchase        5,800
----------------------------------------------------------------------------
Melvyn I. Weiss        7/19/2002     Common Stock     Purchase        4,000
----------------------------------------------------------------------------
Melvyn I. Weiss        7/19/2002     Common Stock     Purchase       20,000
----------------------------------------------------------------------------
Melvyn I. Weiss        7/22/2002     Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Melvyn I. Weiss        7/22/2002     Common Stock     Purchase          500
----------------------------------------------------------------------------
Melvyn I. Weiss        7/23/2002     Common Stock     Purchase        7,100
----------------------------------------------------------------------------
Melvyn I. Weiss        7/25/2002     Common Stock     Purchase        3,000
----------------------------------------------------------------------------
Melvyn I. Weiss       11/15/2002     Common Stock     Purchase       10,000
----------------------------------------------------------------------------
Melvyn I. Weiss       11/18/2002     Common Stock     Purchase       10,000
----------------------------------------------------------------------------
Melvyn I. Weiss       11/19/2002     Common Stock     Purchase       10,000
----------------------------------------------------------------------------
Melvyn I. Weiss       11/25/2002     Common Stock     Purchase          500
----------------------------------------------------------------------------
Melvyn I. Weiss       11/25/2002     Common Stock     Purchase        2,000
----------------------------------------------------------------------------
Melvyn I. Weiss        2/8/2002      Common Stock     Purchase       25,000
----------------------------------------------------------------------------
Melvyn I. Weiss        3/1/2002      Common Stock     Purchase       50,000
----------------------------------------------------------------------------


                                   Annex I - 8

----------------------------------------------------------------------------
                                                                    Amount
                                                      Purchase/    Purchased
    Stockholder          Date      Type of Security     Sale        or Sold
----------------------------------------------------------------------------
The M and B Weiss
Family Foundation      1/3/2002      Common Stock     Purchase       20,000
----------------------------------------------------------------------------
Michael Stone          5/3/2001      Common Stock     Purchase          500
----------------------------------------------------------------------------
Michael Stone          5/3/2001      Common Stock     Purchase          500
----------------------------------------------------------------------------
Michael Stone          5/7/2001      Common Stock     Purchase        1,000
----------------------------------------------------------------------------
Michael Stone          12/7/2001     Common Stock     Purchase        6,700
----------------------------------------------------------------------------
Michael Stone         12/10/2001     Common Stock     Purchase        1,400
----------------------------------------------------------------------------
Michael Stone          7/26/2002     Common Stock     Purchase          200
----------------------------------------------------------------------------
Michael Stone         10/23/2002     Common Stock     Purchase        5,000
----------------------------------------------------------------------------
Michael Stone         10/23/2002     Common Stock     Purchase        5,500
----------------------------------------------------------------------------
Michael Stone          8/6/2003      Common Stock     Purchase       20,000
----------------------------------------------------------------------------
Michael Stone          8/12/2003     Common Stock     Purchase       20,000
----------------------------------------------------------------------------


                                   Annex I - 9

                                                          [FORM OF CONSENT CARD]

                    PRELIMINARY COPY -- SUBJECT TO COMPLETION

          A DEFINITIVE CONSENT CARD WILL BE FILED FOLLOWING SEC REVIEW.

WHITE         Bruce Meyers, The M and B Weiss Family Limited
CONSENT   Partnership of 1996, Melvyn I. Weiss and Michael Stone
CARD                 Written Consent Solicitation of
                       eXegenics, Inc. Stockholders

Unless otherwise indicated below, the undersigned, a stockholder of record of eXegenics Inc. (the "Company") on ________________ , 2003 (the "Record Date"), hereby consents pursuant to Section 228(a) of the Delaware General Corporation Law with respect to all shares of common stock and Series A Convertible Preferred Stock of the Company (the "Shares") held by the undersigned to the taking of the following actions without a meeting of the stockholders of the
Company:

1. The removal of all directors of Company.

[_]    CONSENTS                 [_]   DOES NOT CONSENT              [_]  ABSTAIN

INSTRUCTION:   TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE
               REMOVAL OF ALL DIRECTORS, CHECK THE APPROPRIATE BOX ABOVE.

               IF NO BOX IS MARKED ABOVE WITH RESPECT TO THIS
               PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL.

2. The election of the following persons as directors of the Company:
Robert A. Baron, Robert S. Benou, John J. Huntz, Jr., John A. Paganelli and David L. Spencer.

[_]    CONSENTS                 [_]   DOES NOT CONSENT              [_]  ABSTAIN

INSTRUCTION:   TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM
               CONSENTING TO THE ELECTION OF ALL THE ABOVE-NAMED
               PERSONS, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH
               TO CONSENT TO THE ELECTION OF CERTAIN OF THE
               ABOVE-NAMED PERSONS, BUT NOT ALL OF THEM, CHECK THE
               "CONSENTS" BOX ABOVE AND WRITE THE NAME OF EACH SUCH
               PERSON YOU DO NOT WISH ELECTED IN THE FOLLOWING
               SPACE.

               (CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE)

               IF NO BOX IS MARKED ABOVE WITH RESPECT TO THIS PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL, EXCEPT THAT THE UNDERSIGNED WILL NOT BE DEEMED TO CONSENT TO THE ELECTION OF ANY CANDIDATE WHOSE NAME IS WRITTEN-IN IN THE SPACE PROVIDED ABOVE.

IN THE ABSENCE OF DISSENT OR ABSTENTION BEING INDICATED ABOVE, THE UNDERSIGNED HEREBY CONSENTS TO EACH ACTION LISTED ABOVE.

                           Please sign exactly as name appears on stock certificates or on label affixed hereto. When Shares are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

                           DATED: ___________________


                           -----------------------------------------------------
                           Signature


                           -----------------------------------------------------
                           Signature, if held jointly
                           Title or Authority __________________________________


THIS SOLICITATION IS BEING MADE BY BRUCE MEYERS, THE M AND B WEISS FAMILY LIMITED PARTNERSHIP OF 1996, MELVYN I. WEISS AND MICHAEL STONE AND NOT ON BEHALF OF THE COMPANY.

IN ORDER FOR YOUR CONSENT TO BE VALID, IT MUST BE DATED. PLEASE SIGN, DATE AND MAIL YOUR CONSENT PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.